UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2008

CHAPEAU, INC.
(Exact name of registrant as specified in its charter)

Utah	033-01289-D	87-0431831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1190 Suncast Lane, Suite 2, El Dorado Hills, California	95762
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (916) 939-8700

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 30, 2008, Chapeau, Inc. (“Chapeau” or the “Registrant”) entered into a discount energy purchase agreement in connection with the W New York – Times Square, an upscale full service, 509 room luxury hotel.  Located in the heart of Times Square and the Broadway Theatre District in New York City, the W New York – Times Square is owned and operated by Starwood® Hotels & Resorts Worldwide, Inc. (NYSE:HOT), one of the leading hospitality operators in the world.

This discount energy purchase agreement was executed pursuant to the form of master agreement executed in December 2006 which designates Chapeau and its technology for use within and among properties in the Starwood® portfolio, currently comprised of approximately 900 properties in 100 countries globally.  Under the agreement, Chapeau will permit, engineer, and install its EnviroGen® Energy Modules powered by Caterpillar prime movers featuring Chapeau’s newly designed, environmentally responsible, ultra clean combined cooling, heat and power EnviroGen® Energy Modules.  This discount energy purchase agreement is the first of a number of projects currently under evaluation pursuant to direction given to Chapeau by Starwood® Hotels & Resorts subsequent to Chapeau arranging for acquisition of turnkey projects via TEFCO, LLC.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based upon our current expectations and speak only as of the date hereof.  Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including uncertainty arising from our reliance on third party providers and the ability to successfully install our energy modules. as well as other risk factors set forth in our Annual Report on Form 10-K for the year ended June 30, 2007 and our other SEC filings. As a result of these and other risks, uncertainties and factors, our actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein.  We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPEAU, INC.

Date: June 2, 2008	By:	/s/ Guy A. Archbold
	Name:	Guy A. Archbold
	Title:	Chief Executive Officer